UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2006
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-25135 (Commission File Number)	94-2823865 (I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California (Address of principal executive offices)	96002 (Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. December 18, 2006: 8,939,042

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officer.
On December 14, 2006, Bank of Commerce Holdings the parent company of Redding Bank of Commerce entered into a salary continuation agreement with three executive officers of the Bank. Each contract is identical and provides for salary continuation in the amount of $35,000 per year for a period of ten years upon normal retirement age of 61.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business acquired. Not applicable.
(b) Pro forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.
          Exhibit 10.15 Salary Continuation Agreement — Caryn A. Blais
          Exhibit 10.16 Salary Continuation Agreement — Patrick J. Moty
          Exhibit 10.17 Salary Continuation Agreement — Randy S. Eslick

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2006	By	/s/ Linda J. Miles

By: Linda J. Miles Executive Vice President & Chief Financial Officer

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